Marcum MicroCap New York, May 30 2013 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and Future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and proforma financial information that is based Upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk Communications Corp Telecom/Security Software Vendor/Services Provider US Listed Telecom Software Company (NYSE: ETAK) Staff: >200 FTE Mobile Services Solution: - One stop shop solution for providing mobile telecom software services. Using a: Mobile Software DNA™ Platform : » Full Core Outsourced Network » BSS & OSS deployment » MNO & MVNO end to end hosting Services Security Services: - Layered security for mission critical applications in the cloud . Supplying : Telecommunications - based multi - factor mutual authentication, identity and transaction verification solutions for all electronic transaction channels Mobile S oftware D efined N etwork A rchitecture vendor, offering Who is Elephant Talk?

Elephant Talk : L eading vendor /provider of M obile Software DNA™ Platform and Services 3 Mission : » To provide an end - to - end service portfolio enabling and securing the mobile cloud Vision: » We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) in providing: o Tier One, innovative , on premise or cloud based, outsourced mobile communications infrastructure o Full suite of off - the - shelf Services & Features o Full range of MNO & MVNO support services o All required third p arty interfaces » We enable organizations to secure all cloud based customer financial transaction channels within a single platform

4 Elephant Talk Philosophy: A Network without Borders & Limitations ▪ IT as enabling factor , minimizing users complexity and maximizing controllability, customized and flexible, combined with cutting edge security ▪ Deep understanding of the mobile eco system ▪ Ownership of critical components and modules for fine tuned interfaces: each module for highest efficiency cooperation ▪ In control, not relying on external vendors: able to real end - to - end responsibility ▪ Moving away from propriety hardware/software platforms towards more generic software solutions ▪ Creation of virtualized processing environments that can run modules parallel in real time instead of in sequence ▪ Development of (geo)redundant processing platforms with huge processing and storage power ▪ Mobile Software DNA™ architecture: steering through a single interface for multiple modules/sites/countries. No separate interfaces for each module: also a pre - requisite for effective data mining

ValidSoft: Key Factor
in 4G Network/Mobile Cloud Security

- With the move away from **2G/3G/traditional GSM & CDMA systems** towards 4G/LTE data only systems, most of the traditional telecom equipment **are expected to be decommissioned.**
- MNOs are **not able to rely anymore on existing traditional security layers.** They have to deal with the **same challenges as anyone offering services in the cloud.**
- **New concepts of Authentication and Authorization** will be key elements in securing a proper and profitable future use of these networks.
- **Elephant Talk and ValidSoft are viewed as a leader in this area**, having built up an interesting portfolio of ring-fenced technologies.
- Concepts focused on **turning a variety of raw network data**, available in connected networks, **in real time into contextual decision info to support any mission critical applications through the cloud**: financial services, medical records, government benefits, DRM, access to confidential/privacy sensitive info.
- **Data protection + privacy compliant:** synergy ValidSoft and Elephant Talk positions us to be **the only cloud security offering with privacy seals** for all financial applications.

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Software D efined N etwork A rchitecture Software DNA™ Philosophy MS C M MSC USS D IVR VM STP GGS N SMS C HL R OT A EDW ...... . PCRF IN - SCP OCF Cust.Car e Billing Reportin g Provisionin g SIM Mgmnt Trouble Ticketin g Voucher Mgmnt Payment Mgmnt ............. ............. 6

Radio Network GSM Radio Network GPRS Radio Network UMTS Radio Network HSDPA Marketing Sales • Full API based interface portfolio available • Scalable from Light - > Full MVNE • Proven operational reliability (backed by KPIs ) • Proven Migration Strategies with and without Sim Swap • ET platform fully under ET development control • Intellectual Property on key software components • Change is normal, management of change is an operational process Distribution 7 Radio Network LTE/4G MNO Elephant Talk Communications Platform Next Generation Software Defined Network Design MNO / MVNO

8 Key Selling Points All in a Single Platform with a Single Web Interface Entire platform managed by the proprietary ET BOSS CRM system • Complete control over the service roadmap • Agility in development of a highly tailored service offer No external development dependencies • ET - Boss fully developed and owned by Elephant Talk Central repository ET - Boss • All CRM information centrally located – integrated data useable system - wide Limitless CPU power and memory capacity • commercial hardware (and uses Virtual Machine architecture In house developed Dynamic Rating Engine (DRE). • Online (real time) Rating and Charging of all sessions (voice, messaging, and data), Prepaid & Postpaid Fully IP based Rating & Charging separated from Billing & Invoicing • Billing and Invoicing based on rated CDR’s, • Billing process reduced to a summary of consumption per category Data Warehouse • for reports, provisioning external applications, separated from the Operational platform M - payment solutions • Roadmap including a mobile wallet and integration with large card issuers • ValidSoft for securing mobile based transactions to counter electronic fraud Organisation agility / responsiveness Minimum impact on MNO operations Network agnostic • Allowing interconnection into all current and future predicted networks

9 Card, Online & Mobile Financial Services Fraud Prevention & Privacy Protection

The Problem:
Traditional Trusted Security is Broken!

- **Global cybercrime:** $1.4 trillion per year problem(1)
- **Cybercrime** expected to grow 10+% per annum through 2016(2)
- **Fraud in U.S.** - $200 billion per year problem(3)

Malware "controls" user transactions… Channels now compromised

Malware takes over user's on-going transaction

Malware "invisibly" corrupts user's transaction

Bank sends expected OTP to user

User unwittingly confirms corrupted transaction



- Traditional "Gold Standard" security models compromised
- One-size fits all
- Decisioning systems based on historical data
- "Point" solutions – not holistic

(1) UK National Security Strategy Report to Government, 2010
(2) Gartner
(3) First Data Fraud Trends, 2010

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ValidSoft Redefining Fraud Prevention/Privacy Protection 11 ▪ Emerging global leader in Telecommunication - based multi - layer, multi - factor mutual, invisible & visible A uthentication; Identity and Transaction verification for all electronic transaction channels ▪ Fraud prevention solutions: Card Present, Card Not Present, ecommerce, Internet/Telephone Banking, Mobile Financial Services (m - banking, m - payments, m - commerce), Enterprise security ▪ Solutions ideal for Mass Consumer Deployment: Cost effective, intuitive, secure, disability enabled, pervasive solutions – applicability in: Financial Services; Healthcare; Retail; Gaming ▪ Significant investment in Intellectual Property: Extensive patent portfolio, trademarks, copyrights ▪ Industry Thought Leaders in countering electronic fraud: See recent live demonstration at Finovate Spring 2013, May 15 in San Francisco: http://www.finovate.com/spring2013/ ▪ Gartner views mobile fraud detection as a “high benefit” solution and lists ValidSoft among top solutions . • “Mobile fraud detection … will become a ‘must have’ technology, as enterprises and service providers roll out context - enriched services” (1) ▪ Only security software company with Three EU Data Privacy Seals ▪ Security Model reviewed by Royal Holloway University of London (1) Gartner, “Hype Cycle for Application Security, July 2012

ValidSoft Partner Access to Large Addressable Markets 12 1BN+ transactions 5BN+ transactions 10BN + transactions Increased Volume Incremental Transaction Risk Top Banks Merchant Acquirers / Payment Processors / Schemes Mobile Payments (Mobile banking, Mobile Commerce, P2P) Machine - to - Machine • Customers • Transaction Volume • Partnership Relevance (target) Spindle

Elephant Talk Communications Corp. Financial Discussion 13

Investment Summary Growing Fast, Strong Pipeline, World Class Platform OVERVIEW ▪ Recent contract wins in telecom and transactional security – positioned well for sustainable growth ▪ Strategic geographical focus: Americas, EMEA ▪ Strong pipeline of mobile telecoms and cloud security transactions ▪ World Class Mobile Cloud Management & Security Delivery Platform - unique product positioning ▪ Only security software company accredited with 3 European Privacy Seals 14

Recurring Revenue Business Model: Driven by the Needs of our Customers ▪ Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers: • From Capex to Opex , freeing up resources • From Fixed to Variable Cost ; “pay as you go” model • From Complicated, Point Solutions to One - Stop Shop Solutions 15 Solution Segment Revenue Model Average Pricing Gross Margin Managed Services • Subscription - based • $1.00 / month / subscriber 90+% Managed Services + Airtime (Bundled Offering) • Subscription - based • $10.00 - $20.00 / month / subscriber 20+% Transaction Verification • Transaction - based • Subscription - based • $0.20 - 0.01 / verification • $0.30 - $0.50 / month / subscriber 60+%

Revenue Development Mobile & Security Solutions Continue to Gain Significant Traction 16 Q1 - 2012 Revenue Mix Q1 - 2013 Revenue Mix Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution Material improvement over last several quarters LTM = Last Twelve Month

Positive Margin Development Driven by Growth of Mobile & Security Results 17 LTM = Last Twelve Month Yearly Gross Margin (%) Yearly Gross Margin ($m) Quarterly Gross Margin (%) Quarterly Gross Margin ($m) Over the past several quarters, margin has been trending upward as we began our transition to high - growth, high - margin business lines

ElephantTalk

Reducing Cash Burn Rate
Major Focus for the Company

	Q4-2011	Q1-2012	Q2-2012	Q3-2012	Q4-2012	Q1-2013
Loss from Operations	$ (6.563)	$ (5.848)	$ (5.429)	$ (5.099)	$ (5.138)	$ (4.180)
Depreciation and Amortization	$ 1.261	$ 1.278	$ 1.225	$ 1.263	$ 1.944	$ 1.320
Stock-based Compensation	$ 1.219	$ 1.692	$ 1.539	$ 1.709	$ 1.362	$ 1.411
Impairment	$ 523	$ -	$ -	$ -	$ -	$ -
Adjusted EBITDA (as filed)	$ (3.561)	$ (2.878)	$ (2.665)	$ (2.126)	$ (1.832)	$ (1.449)

* Adjusted Ebitda is a non-gaap measure

Figures maynot tie due to roundings

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Putting losses in the Right P erspective 19 ▪ Over the last 7 years we reported $196m in losses. ▪ Of these losses, $87m were all non - cash expensing/accounting losses, mostly result of derivative accounting rules (US GAAP). ▪ Balance of losses, $109m, to be split into: • $54m non - cash, 50% depreciation, 50% staff compensation, • $5m cash interest expense, • $50m cash operational expenses: a reflection of our investments in development and building our in - house core competencies (software, codes, patents, integration know how). ▪ These $50m losses, thus basically investments of in - house core competencies, would for a large extent have been classified as CAPEX, if we had relied on 3 rd party vendors (on the top of the $22m in real CAPEX).

Recent Milestones
Getting to Operational Cash Flow Positive

ElephantTalk

Elephant Talk

- Signed Software DNA™ contract with mobile operator in a Latin American market
  - *Outsourcing Platform will have initial capacity for 10m SIMs; over time to be expanded to at least 20m SIMs*
  - *First call in Q2; Initial Migration of 1,5m SIMs planned before end of 2013*
- Entered US Telco market – Acquired 100% of assets of Telnicity April 1, 2013
- Vodafone Enabler Spain Platform
  - *Managing over one million SIMs on ET's Software DNA platform*
  - *Positioned to double SIMs over the next 2 years*
- Saudi Arabia – 5 companies have submitted applications for 3 MVNO licences; ET well positioned to service

ValidSoft

- SIM Swap live with a leading global financial institution (7.5M+ transactions)
- Awarded contract with leading US financial institution for VALid and Voice Biometrics
- Signed $1m+ contract with leading Building Society for our patented Authentication & Transaction Integrity solution: VALid®
- FICO/Adeptra partnership - Leading risk solutions provider; 70% of all transactions processed by FICO risk engine; 5k+ clients.
- 2012 Banking Technology Award for Best Security Initiative in December 2012
- Winner Jury Vote at "Florin" 2013 awards for SMART™ telco-based technology for multi-factor & layer authentication solution to authenticate & verify mobile transactions
- NIST – world leading Voice Biometrics capabilities based on our commercial Voice Biometrics engine for the mobile world.

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Funding Required to Service Debt and Fund Revenue Growth UPDATE ON FUNDING: • An affiliate made a subordinated loan of € 1.0m (around US$ 1.3m) available • A non - affiliate shareholder acquired 250,000 restricted shares of common stock for US$ 225,000 • Management is considering additional financing alternatives 21

Investment Highlights Proprietary Integrated M obile & Security Software ▪ Attractive Business M odels: recurring subscription and transaction - based; revenue mix trending heavily towards high - margin, high - growth mobile & security solutions ▪ Inflection point in both business models : Strong operating momentum for Managed Services in both Mobile P latform B usiness as well as in the T ransaction S ecurity B usiness in 2012, and further strengthening in 2013, with a very good outlook for 2014 and beyond • Evidenced by recent new business activity ▪ Mobile and security business revenue more than doubled year - over - year from $5.8 million for 2011 to $11.7 million for 2012 ▪ Quarterly Gross Margin increased 10 - fold over the last 2 years, from $ 0.3m in Q2 2011 to $ 3.0m in Q1 2013 ▪ Over $100 million multi - year investment in Carrier Grade (Software DNA™ ) Mobile Platform, mostly E xpensed, not Capitalized. • Advanced proprietary software (Company - owned Code) provides powerful and differentiated cloud - based mobile telecommunications, identity & access management, and world - class mobile transactions security • Currently achieves approximately 85% of all systems to run full mobile operations (outside towers); offered as a vendor with the ability to provide managed services 22

23 Contact Us Corporate Headquarters: ▪ United States 9705 N. Broadway Ext. Ste 200, 2nd Floor 249 Oklahoma City. OK 73114 Phone: +1 813 926 8920 www.elephanttalk.com Investor Relations: ▪ Steve Gersten steve.gersten@elephanttalk.com Phone: (813)926 - 8920 ▪ Peter Salkowski peter@blueshirtgroup.com Phone: (415)489 - 2184